UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2026

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street, Ste. 400
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Autodesk, Inc. (“Autodesk” or the “Company”) filed its Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), which was approved by its stockholders at the Company’s 2026 Annual Meeting of Stockholders held on June 17, 2026 (the “Annual Meeting”), with the Delaware Secretary of State effective June 17, 2026. A description of the changes effected by the Certificate of Amendment is contained in Appendix B of the definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 6, 2026, which Appendix B is incorporated herein by reference. The changes relate to providing for officer exculpation as permitted by Delaware law.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 above is incorporated by reference herein. At the Annual Meeting, the Company elected the following eleven individuals to its Board of Directors. Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew Anagnost	171,597,422	741,011	230,522	14,904,908
Stacy J. Smith	148,036,428	23,865,848	666,679	14,904,908
Omar Abbosh	170,925,511	1,536,959	106,485	14,904,908
Karen Blasing	168,497,431	3,952,509	119,015	14,904,908
John T. Cahill	163,268,441	9,170,566	129,948	14,904,908
Jeff Epstein	171,661,637	796,383	110,935	14,904,908
Dr. Ayanna Howard	171,136,581	1,310,872	121,502	14,904,908
Blake Irving	152,805,313	19,199,910	563,732	14,904,908
Ram R. Krishnan	171,292,138	1,152,756	124,061	14,904,908
Rami Rahim	166,185,717	6,121,266	261,972	14,904,908
A.Christine (Christie) Simons	172,212,722	253,172	103,061	14,904,908
_______
In addition, the following proposals were voted on and approved at the Annual Meeting.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027.	166,655,191	20,545,070	273,602	N/A
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	157,541,146	14,331,996	695,813	14,904,908
Proposal to approve an amendment of the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law.	140,505,491	31,936,243	127,221	14,904,908
Proposal to consider and vote upon a stockholder proposal, if properly presented at the Annual Meeting, requesting amendment to stockholder special meeting right.	82,024,923	90,243,190	300,842	14,904,908

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Autodesk, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Ruth Ann Keene
Ruth Ann Keene Executive Vice President, Corporate Affairs, Chief Legal Officer and Corporate Secretary

Date:  June 17, 2026